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                                                                      EXHIBIT 24

                       REGISTRATION STATEMENT ON FORM S-4
                               POWER OF ATTORNEY

     Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 or other appropriate form under the Securities Act of 1933, as amended, with respect to the merger of GEL Acquisition Corp. with and into R. P. Scherer Corporation and the Common Shares of the Company issuable in connection therewith, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Brendan A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments on Form S-4, Form S-8 or otherwise) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
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     This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

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

/s/ ROBERT D. WALTER                                 /s/ JOHN C. KANE
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Robert D. Walter                                     John C. Kane
Chairman and Chief Executive Officer                 Director
(principal executive officer)                        June 11, 1998
June 11, 1998

/s/ DAVID BEARMAN                                    /s/ J. MICHAEL LOSH
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David Bearman                                        J. Michael Losh
Executive Vice President and                         Director
Chief Financial Officer                              June 11, 1998
(principal financial officer)
June 11, 1998

/s/ RICHARD J. MILLER                                /s/ GEORGE R. MANSER
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Richard J. Miller                                    George R. Manser
Vice President, Controller and                       Director
Principal Accounting Officer                         June 11, 1998
June 11, 1998

/s/ JOHN F. FINN                                     /s/ JOHN B. MCCOY
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John F. Finn                                         John B. McCoy
Director                                             Director
June 11, 1998                                        June 11, 1998

/s/ ROBERT L. GERBIG                                 /s/ JERRY E. ROBERTSON
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Robert L. Gerbig                                     Jerry E. Robertson
Director                                             Director
June 11, 1998                                        June 11, 1998

/s/ JOHN F. HAVENS                                   /s/ L. JACK VAN FOSSEN
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John F. Havens                                       L. Jack Van Fossen
Director                                             Director
June 11, 1998                                        June 11, 1998

/s/ REGINA E. HERZLINGER                             /s/ MELBURN G. WHITMIRE
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Regina E. Herzlinger                                 Melburn G. Whitmire
Director                                             Director
June 11, 1998                                        June 11, 1998
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